Recoverable taxes (Tables)	12 Months Ended
Dec. 31, 2018
Recoverable taxes
Schedule of recoverable taxes

	12/31/2018	12/31/2017

Withholding tax and prepaid income tax and social contribution	103,939	58,823
PIS and COFINS - on acquisition of fixed assets (a)	55,518	58,767
PIS and COFINS - other operations	12,426	50,077
ICMS - on acquisition of fixed assets (b)	78,154	71,603
ICMS - other operations (c)	215,361	280,384
Reintegra Program (d)	48,879	71,376
Other taxes and contributions	24,845	4,298
Provision for the impairment of ICMS credits (e)	(10,792)	(10,583)

	528,330	584,745

Current assets	296,832	300,988
Non-current assets	231,498	283,757
(a)	Social Integration Program (PIS) and Social Contribution on Revenue (COFINS) Credits whose realization is linked to the depreciation period of the corresponding asset.
(b)

Value-added Tax on Sales and Services (“ICMS”) - Credits from the entry of goods destined for property, plant and equipment are recognized in the ratio of 1/48 from the entry and on a monthly basis, as per the bookkeeping of ICMS Control on Property, Plant and Equipment – CIAP.

(c)

ICMS credits accrued due to the volume of exports and credit generated in operations of entry of products. Credits are concentrated in the state of Maranhão, where the Company realizes the credits through “Transfer of Accrued Credit” (sale of credits to third parties), after approval from the State Ministry of Finance. Credits are also being realized through consumption in its consumer goods (tissue) operations in the domestic market.

(d)

Special Regime of Tax Refunds for Export Companies (“Reintegra”). Reintegra is a program that aims to refund the residual costs of taxes paid throughout the exportation chain to taxpayers, in order to make them more competitive on international markets. The Brazilian law 13,670/2018 changes the Reintegra rate from 2% to 0.10% as of June 2018.

(e)	Provision for discount on sale to third parties of accrued credit of ICMS in item "c” above.